UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-------------------------------

IN RE


                                   CHAPTER 11 CASE NO.
JPS TEXTILE GROUP, INC.,           97 B


                   DEBTOR.         TAX ID NO. 57-0868166

555 N. PLEASANTBURG DRIVE, SUITE 202
GREENVILLE, SC 29607

-------------------------------


                   MASTER BALLOT FOR ACCEPTING OR REJECTING
                        JOINT PLAN OF REORGANIZATION OF
                 JPS TEXTILE GROUP, INC. AND JPS CAPITAL CORP.
                    UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

                     MASTER BALLOT FOR VOTING 10.85% NOTES
                         (CLASS 4: SENIOR NOTE CLAIMS)
--------------------------------------------------------------------------------
 THE VOTING DEADLINE BY WHICH YOUR MASTER BALLOT MUST BE RECEIVED BY THE
 VOTING AGENT IS 5:00 P.M. EASTERN TIME ON JULY 28, 1997 OR THE VOTES REPRESENTED BY YOUR BALLOT WILL NOT BE COUNTED.
-------------------------------------------------------------------------------

This Master Ballot is to be used by you, as a broker, bank, or other nominee (or as their proxy holder or agent) (each of the foregoing, a "Nominee"), for beneficial owners of 10.85% Senior Subordinated Discount Notes due June 1, 1999 (the "10.85% Notes") issued by JPS Textile Group, Inc. ("JPS"), to transmit the votes of such holders in respect of their 10.85% Notes to accept or reject the Joint Plan of Reorganization of JPS and JPS Capital Corp. Under Chapter 11 of the Bankruptcy Code (the "Plan") described in, and attached as Exhibit "1" to, the Disclosure Statement, dated June 25, 1997 (the "Disclosure Statement") provided to you. Before you transmit such votes, please review the Disclosure Statement carefully, including the Voting Procedures in Section
VII. THIS MASTER BALLOT RELATES ONLY TO VOTES CAST ON 10.85% NOTE BALLOTS. BENEFICIAL OWNERS OF 10.85% NOTES WHO ALSO HOLD 10.25% SENIOR SUBORDINATED NOTES DUE JUNE 1, 1999 (THE "10.25% NOTES") ISSUED BY JPS SHOULD RECEIVE SEPARATE BALLOTS FOR VOTING THEIR 10.25% NOTES, AND YOU SHOULD RECEIVE A SEPARATE MASTER BALLOT FOR TRANSMITTING THE VOTES IN RESPECT OF 10.25% NOTES.

The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you and the beneficial owners of 10.85% Notes for whom you are the Nominee if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that vote on the Plan, and by the holders of two-thirds in amount of equity security interests in each class that vote on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, AND DATE THIS MASTER BALLOT, AND RETURN IT SO THAT IT IS RECEIVED BY THE VOTING AGENT BEFORE THE VOTING DEADLINE OF 5:00 P.M., EASTERN TIME, ON JULY 28, 1997. IF THIS MASTER BALLOT IS NOT COMPLETED, SIGNED, AND TIMELY RECEIVED, THE VOTES TRANSMITTED BY THIS MASTER BALLOT WILL NOT BE COUNTED.


                                                                         4M1085
                                                                     46624E AH1

ITEM 1. CERTIFICATION OF AUTHORITY TO VOTE. The undersigned certifies that as of the June 20, 1997 record date, the undersigned (please check the applicable box):

[_] Is a broker, bank, or other nominee for the beneficial owners of the aggregate principal amount of 10.85% Notes listed in Item 2 below, and is the registered holder of such securities, or

[_] Is acting under a power of attorney and/or agency (a copy of which will be provided upon request) granted by a broker, bank, or other nominee that is the registered holder of the aggregate principal amount of 10.85% Notes listed in Item 2 below, or

[_] Has been granted a proxy (an original of which is attached hereto) from a broker, bank, or other nominee that is the registered holder of the aggregate principal amount of 10.85% Notes listed in Item 2 below, and accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the beneficial owners of the 10.85% Notes described in Item 2 below.

ITEM 2. CLASS 4 (SENIOR NOTE CLAIMS) VOTE. The undersigned transmits the following votes of beneficial owners in respect of their 10.85% Notes, and certifies that the following beneficial owners of 10.85% Notes, as identified by their respective customer account numbers set forth below, are beneficial owners of such securities as of the June 20, 1997 record date and have delivered to the undersigned, as Nominee, Ballots casting such votes (Indicate in the appropriate column the aggregate principal amount voted for each account, or attach such information to this Master Ballot in the form of the following table. Please note: Each beneficial owner must vote all his, her, or its Class 4 claims (10.85% Notes and 10.25% Notes) either to accept or reject the Plan, and may not split such vote.):


  YOUR CUSTOMER ACCOUNT
     NUMBER FOR EACH       PRINCIPAL AMOUNT OF         PRINCIPAL AMOUNT OF
   BENEFICIAL OWNER OF    10.85% NOTES VOTED TO       10.85% NOTES VOTED TO
      10.85% NOTES           ACCEPT THE PLAN             REJECT THE PLAN
---------------------------------------------------------------------------
   1.                           $                  OR     $
---------------------------------------------------------------------------
   2.                           $                  OR     $
---------------------------------------------------------------------------
   3.                           $                  OR     $
---------------------------------------------------------------------------
   4.                           $                  OR     $
---------------------------------------------------------------------------
   5.                           $                  OR     $
---------------------------------------------------------------------------
   6.                           $                  OR     $
---------------------------------------------------------------------------
   7.                           $                  OR     $
---------------------------------------------------------------------------
   8.                           $                  OR     $
---------------------------------------------------------------------------
   9.                           $                  OR     $
---------------------------------------------------------------------------
  10.                           $                  OR     $
---------------------------------------------------------------------------
    TOTALS:                      $                         $
---------------------------------------------------------------------------

                                       2

                                                                         4M1085
                                                                     46624E AH1

ITEM 3. CERTIFICATION AS TO TRANSCRIPTION OF INFORMATION FROM ITEM 3 AS TO OTHER 10.85% NOTES AND ALL 10.25% NOTES VOTED BY BENEFICIAL
        OWNERS. The undersigned certifies that the undersigned has transcribed in the following table the information, if any, provided by beneficial owners in Item 3 of the 10.85% Note Ballots, identifying (a) any other 10.85% Notes for which such beneficial owners have submitted other Ballots, and (b) all 10.25% Notes for which such beneficial owners have submitted Ballots:

                                     10.85% NOTES                                       10.25% NOTES
-----------------------------------------------------------------------------------------------------------------------------------
                                       NAME OF         PRINCIPAL                          NAME OF         PRINCIPAL
  YOUR CUSTOMER                       REGISTERED    AMOUNT OF OTHER                      REGISTERED       AMOUNT OF
 ACCOUNT NUMBER                       HOLDER OR       10.85% NOTES       ACCOUNT         HOLDER OR       10.25% NOTES
    FOR EACH       ACCOUNT NUMBER      NOMINEE           VOTED            NUMBER          NOMINEE           VOTED
BENEFICIAL OWNER
  WHO COMPLETED   (TRANSCRIBE FROM (TRANSCRIBE FROM (TRANSCRIBE FROM (TRANSCRIBE FROM (TRANSCRIBE FROM (TRANSCRIBE FROM
  ITEM 3 OF THE   ITEM 3 OF 10.85% ITEM 3 OF 10.85% ITEM 3 OF 10.85% ITEM 3 OF 10.85% ITEM 3 OF 10.85% ITEM 3 OF 10.85%
   10.85% NOTE      NOTE BALLOT)     NOTE BALLOT)     NOTE BALLOT)     NOTE BALLOT)     NOTE BALLOT)     NOTE BALLOT)
-----------------------------------------------------------------------------------------------------------------------------------
  1.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
  2.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
  3.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
  4.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
  5.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
  6.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
  7.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
  8.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
  9.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
 10.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------

                                       3


                                                                          4M1085
                                                                      46624E AH1

ITEM 4. CERTIFICATION. By signing this Master Ballot, the undersigned certifies that each beneficial owner of 10.85% Notes listed in Item 2, above, has been provided with a copy of the Disclosure Statement, including the exhibits thereto, and acknowledges that the solicitation of votes is subject to all the terms and conditions set forth in the Disclosure Statement.

                         Name of Broker, Bank, or Other Nominee:

                         ______________________________________________________
                                             (Print or Type)

                         Name of Proxy Holder or Agent for Broker, Bank, or Other Nominee (if applicable):

                         ______________________________________________________
                                             (Print or Type)

                         Social Security or Federal Tax I.D. No.: _____________
                                                              (If Applicable)

                         Signature: ___________________________________________

                         By: __________________________________________________
                                             (If Appropriate)

                         Title: _______________________________________________
                                             (If Appropriate)

                         Street Address: ______________________________________

                         City, State, Zip Code: _______________________________


                         Telephone Number:(  )_________________________________

                         Date Completed: ______________________________________


------------------------------------------------------------------------------
 THIS MASTER BALLOT MUST BE RECEIVED BY THE VOTING AGENT, THE ALTMAN GROUP, INC., BEFORE 5:00 P.M., EASTERN TIME, ON JULY 28, 1997, OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

 PLEASE NOTE: THE VOTING AGENT WILL NOT ACCEPT BALLOTS OR MASTER BALLOTS BY FACSIMILE TRANSMISSION.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, BALLOTS, DISCLOSURE STATEMENT, OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING AGENT, THE ALTMAN GROUP, INC., AT (212) 681-9600.
------------------------------------------------------------------------------

                                                                         4M1085
                                                                     46624E AH1

                 INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT

VOTING DEADLINE/VOTING AGENT:

  The Voting Deadline is 5:00 p.m., Eastern Time, on July 28, 1997, unless extended by JPS. To have the vote of your customers count, you must complete, sign, and return this Master Ballot so that it is received by the Voting
Agent: The Altman Group, Inc., 60 East 42nd Street, Suite 1241, New York, NY 10165 ((212) 681-9600), before the Voting Deadline.

HOW TO VOTE:

  IF YOU ARE BOTH THE REGISTERED OWNER AND BENEFICIAL OWNER OF ANY PRINCIPAL AMOUNT OF 10.85% NOTES AND YOU WISH TO VOTE SUCH 10.85% NOTES: You may complete, execute, and return to the Voting Agent either a 10.85% Note Ballot or a 10.85% Note Master Ballot.

  IF YOU ARE TRANSMITTING THE VOTES OF ANY BENEFICIAL OWNERS OF 10.85% NOTES OTHER THAN YOURSELF, YOU MAY EITHER:

  1. Complete and execute the 10.85% Note Ballot (other than Items 2 and 3) and deliver to the beneficial owner such "prevalidated" 10.85% Note Ballot, along with the Disclosure Statement and other materials requested to be forwarded. The beneficial owner should complete Items 2 and 3 of that Ballot and return the completed Ballot to the Voting Agent so as to be received before the Voting Deadline;

                                      OR

  2. For any 10.85% Note Ballots you do not "prevalidate":

    Deliver the 10.85% Note Ballot to the beneficial owner, along with the Disclosure Statement and other materials requested to be forwarded, and take the necessary actions to enable such beneficial owner to (i) complete and execute such Ballot voting to accept or reject the Plan, and (ii) return the complete, executed Ballot to you in sufficient time to enable you to complete the Master Ballot and deliver it to the Voting Agent before the Voting Deadline; and

    With respect to all 10.85% Note Ballots returned to you, you must properly complete the Master Ballot, as follows:

    a. Check the appropriate box in Item 1 on the Master Ballot;

    b. Indicate the votes to accept or reject the Plan in Item 2 of this Master Ballot, as transmitted to you by the beneficial owners of 10.85% Notes. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each beneficial owner and the assigned number). IMPORTANT: BENEFICIAL OWNERS MAY NOT SPLIT THEIR VOTES. EACH BENEFICIAL OWNER MUST VOTE ALL HIS, HER, OR ITS 10.85% NOTES AND 10.25% NOTES EITHER TO ACCEPT OR REJECT THE PLAN. IF ANY BENEFICIAL OWNER HAS ATTEMPTED TO SPLIT SUCH VOTE, PLEASE CONTACT THE VOTING AGENT IMMEDIATELY. Any Ballot or Master Ballot which is validly executed but which does not indicate acceptance or rejection of the Plan by the indicated beneficial owner will not be counted as to such beneficial owner;

    c. Please note that Item 3 of this Master Ballot requests that you transcribe the information provided by each beneficial owner from
       Item 3 of each completed 10.85% Note Ballot relating to other 10.85% Notes voted and to all 10.25% Notes voted;

    d. Review the certification in Item 4 of the Master Ballot;

    e. Sign and date the Master Ballot, and provide the remaining information requested;

                                       5


                                                                         4M1085
                                                                     46624E AH1

    f. If additional space is required to respond to any item on the Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable Item of the Master Ballot to which you are responding;

    g. Contact the Voting Agent to arrange for delivery of the completed Master Ballot to its offices; and

    h. Deliver the completed, executed Master Ballot so as to be received by the Voting Agent before the Voting Deadline. For each completed, executed 10.85% Note Ballot returned to you by a beneficial owner, either forward such Ballot (along with your Master Ballot) to the Voting Agent or retain such 10.85% Note Ballot in your files for one year from the Voting Deadline.

PLEASE NOTE:

  THIS MASTER BALLOT IS NOT A LETTER OF TRANSMITTAL AND MAY NOT BE USED FOR ANY PURPOSE OTHER THAN TO CAST VOTES TO ACCEPT OR REJECT THE PLAN. Holders should not surrender, at this time, certificates representing their securities. Neither JPS nor the Voting Agent will accept delivery of any such certificates surrendered together with this Master Ballot. Surrender of securities for exchange may only be made by you, and will only be accepted pursuant to a letter of transmittal which will be furnished to you by JPS following confirmation of the Plan by the United States Bankruptcy Court.

  No Ballot or Master Ballot shall constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

  No fees or commissions or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan. We will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Ballots and other enclosed materials to the beneficial owners of 10.85% Notes held by you as a nominee or in a fiduciary capacity. We will also pay all transfer taxes, if any, applicable to the transfer and exchange of your securities pursuant to and following confirmation of the Plan.

-------------------------------------------------------------------------------

 NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF JPS OR THE VOTING AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE ENCLOSED DOCUMENTS.

-------------------------------------------------------------------------------

                                       6


                                                                         4M1085
                                                                     46624E AH1

--------------------------------------------------------------------------------
 IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, BALLOTS, DISCLOSURE STATEMENT, OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING
 AGENT, THE ALTMAN GROUP, INC., AT (212) 681-9600.
--------------------------------------------------------------------------------


                                                                          4M1085
                                                                      46624E AH1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-------------------------------

IN RE


                                   CHAPTER 11 CASE
JPS TEXTILE GROUP, INC.,           NO. 97 B


                  DEBTOR.          TAX ID NO. 57-0868166

555 N. PLEASANTBURG DRIVE, SUITE 202
GREENVILLE, SC 29607

-------------------------------


                   MASTER BALLOT FOR ACCEPTING OR REJECTING
                        JOINT PLAN OF REORGANIZATION OF
                 JPS TEXTILE GROUP, INC. AND JPS CAPITAL CORP.
                    UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

                     MASTER BALLOT FOR VOTING 10.25% NOTES
                         (CLASS 4: SENIOR NOTE CLAIMS)

--------------------------------------------------------------------------------
 THE VOTING DEADLINE BY WHICH YOUR MASTER BALLOT MUST BE RECEIVED BY THE
 VOTING AGENT IS 5:00 P.M. EASTERN TIME ON JULY 28, 1997 OR THE VOTES REPRESENTED BY YOUR BALLOT WILL NOT BE COUNTED.
--------------------------------------------------------------------------------

This Master Ballot is to be used by you, as a broker, bank, or other nominee (or as their proxy holder or agent) (each of the foregoing, a "Nominee"), for beneficial owners of 10.25% Senior Subordinated Notes due June 1, 1999 (the "10.25% Notes") issued by JPS Textile Group, Inc. ("JPS"), to transmit the votes of such holders in respect of their 10.25% Notes to accept or reject the Joint Plan of Reorganization of JPS and JPS Capital Corp. Under Chapter 11 of the Bankruptcy Code (the "Plan") described in, and attached as Exhibit "1" to, the Disclosure Statement, dated June 25, 1997 (the "Disclosure Statement") provided to you. Before you transmit such votes, please review the Disclosure Statement carefully, including the Voting Procedures in Section VII. THIS MASTER BALLOT RELATES ONLY TO VOTES CAST ON 10.25% NOTE BALLOTS. BENEFICIAL OWNERS OF 10.25% NOTES WHO ALSO HOLD 10.85% SENIOR SUBORDINATED DISCOUNT NOTES DUE JUNE 1, 1999 (THE "10.85% NOTES") ISSUED BY JPS SHOULD RECEIVE SEPARATE BALLOTS FOR VOTING THEIR 10.85% NOTES, AND YOU SHOULD RECEIVE A SEPARATE MASTER BALLOT FOR TRANSMITTING THE VOTES IN RESPECT OF 10.85% NOTES.

The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you and the beneficial owners of 10.25% Notes for whom you are the Nominee if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that vote on the Plan, and by the holders of two-thirds in amount of equity security interests in each class that vote on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, AND DATE THIS MASTER BALLOT, AND RETURN IT SO THAT IT IS RECEIVED BY THE VOTING AGENT BEFORE THE VOTING DEADLINE OF 5:00 P.M., EASTERN TIME, ON JULY 28, 1997. IF THIS MASTER BALLOT IS NOT COMPLETED, SIGNED, AND TIMELY RECEIVED, THE VOTES TRANSMITTED BY THIS MASTER BALLOT WILL NOT BE COUNTED.



                                                                         4M1025
                                                                     46624E AG3

ITEM 1. CERTIFICATION OF AUTHORITY TO VOTE. The undersigned certifies that as of the June 20, 1997 record date, the undersigned (please check the applicable box):

[_] Is a broker, bank, or other nominee for the beneficial owners of the aggregate principal amount of 10.25% Notes listed in Item 2 below, and is the registered holder of such securities, or

[_] Is acting under a power of attorney and/or agency (a copy of which will be provided upon request) granted by a broker, bank, or other nominee that is the registered holder of the aggregate principal amount of 10.25% Notes listed in Item 2 below, or

[_] Has been granted a proxy (an original of which is attached hereto) from a broker, bank, or other nominee that is the registered holder of the aggregate principal amount of 10.25% Notes listed in Item 2 below, and accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the beneficial owners of the 10.25% Notes described in Item 2 below.

ITEM 2. CLASS 4 (SENIOR NOTE CLAIMS) VOTE. The undersigned transmits the following votes of beneficial owners in respect of their 10.25% Notes, and certifies that the following beneficial owners of 10.25% Notes, as identified by their respective customer account numbers set forth below, are beneficial owners of such securities as of the June 20, 1997 record date and have delivered to the undersigned, as Nominee, Ballots casting such votes (Indicate in the appropriate column the aggregate principal amount voted for each account, or attach such information to this Master Ballot in the form of the following table. Please note: Each beneficial owner must vote all his, her, or its Class 4 claims (10.25% Notes and 10.85% Notes) either to accept or reject the Plan, and may not split such vote.):


--------------------------------------------------------------------------------
   YOUR CUSTOMER ACCOUNT
      NUMBER FOR EACH       PRINCIPAL AMOUNT OF             PRINCIPAL AMOUNT OF
   BENEFICIAL OWNER OF     10.25% NOTES VOTED TO           10.25% NOTES VOTED TO
       10.25% NOTES           ACCEPT THE PLAN                 REJECT THE PLAN
--------------------------------------------------------------------------------
   1.                           $                     OR       $
--------------------------------------------------------------------------------
   2.                           $                     OR       $
--------------------------------------------------------------------------------
   3.                           $                     OR       $
--------------------------------------------------------------------------------
   4.                           $                     OR       $
--------------------------------------------------------------------------------
   5.                           $                     OR       $
--------------------------------------------------------------------------------
   6.                           $                     OR       $
--------------------------------------------------------------------------------
   7.                           $                     OR       $
--------------------------------------------------------------------------------
   8.                           $                     OR       $
--------------------------------------------------------------------------------
   9.                           $                     OR       $
--------------------------------------------------------------------------------
  10.                           $                     OR       $
--------------------------------------------------------------------------------
    TOTALS:                      $                              $
--------------------------------------------------------------------------------



                                       2



                                                                         4M1025
                                                                     46624E AG3

ITEM 3. CERTIFICATION AS TO TRANSCRIPTION OF INFORMATION FROM ITEM 3 AS TO OTHER 10.25% NOTES AND ALL 10.85% NOTES VOTED BY BENEFICIAL
        OWNERS. The undersigned certifies that the undersigned has transcribed in the following table the information, if any, provided by beneficial owners in Item 3 of the 10.25% Note Ballots, identifying (a) any other 10.25% Notes for which such beneficial owners have submitted other Ballots, and (b) all 10.85% Notes for which such beneficial owners have submitted Ballots:

                                     10.25% NOTES
----------------------------------------------------------------------------------------------------------------------------------
                                       NAME OF         PRINCIPAL                          NAME OF         PRINCIPAL
  YOUR CUSTOMER                       REGISTERED    AMOUNT OF OTHER                      REGISTERED       AMOUNT OF
 ACCOUNT NUMBER                       HOLDER OR       10.25% NOTES       ACCOUNT         HOLDER OR       10.85% NOTES
    FOR EACH       ACCOUNT NUMBER      NOMINEE           VOTED            NUMBER          NOMINEE           VOTED
BENEFICIAL OWNER
  WHO COMPLETED   (TRANSCRIBE FROM (TRANSCRIBE FROM (TRANSCRIBE FROM (TRANSCRIBE FROM (TRANSCRIBE FROM (TRANSCRIBE FROM
  ITEM 3 OF THE   ITEM 3 OF 10.25% ITEM 3 OF 10.25% ITEM 3 OF 10.25% ITEM 3 OF 10.25% ITEM 3 OF 10.25% ITEM 3 OF 10.25%
   10.25% NOTE      NOTE BALLOT)     NOTE BALLOT)     NOTE BALLOT)     NOTE BALLOT)     NOTE BALLOT)     NOTE BALLOT)
-----------------------------------------------------------------------------------------------------------------------------------
  1.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
  2.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
  3.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
  4.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
  5.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
  6.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
  7.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
  8.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
  9.                                                    $                                                  $
-----------------------------------------------------------------------------------------------------------------------------------
 10.                                                    $                                                  $
----------------------------------------------------------------------------------------------------------------------------------

                                                                          4M1025
                                                                      46624E AG3

ITEM 4. CERTIFICATION. By signing this Master Ballot, the undersigned certifies that each beneficial owner of 10.25% Notes listed in Item 2, above, has been provided with a copy of the Disclosure Statement, including the exhibits thereto, and acknowledges that the solicitation of votes is subject to all the terms and conditions set forth in the Disclosure Statement.

                         Name of Broker, Bank, or Other Nominee:
                         ______________________________________________________
                                             (Print or Type)

                         Name of Proxy Holder or Agent for Broker,
                         Bank, or Other Nominee (if applicable):
                         ______________________________________________________
                                             (Print or Type)

                         Social Security or Federal Tax I.D. No.: _____________
                                                             (If Appropriate)

                         Signature: ___________________________________________

                         By: __________________________________________________
                                             (If Appropriate)

                         Title: _______________________________________________
                                             (If Appropriate)

                         Street Address: ______________________________________

                         City, State, Zip Code: _______________________________


                         Telephone Number:( )_________________________________

                         Date Completed: ______________________________________


--------------------------------------------------------------------------------
 THIS MASTER BALLOT MUST BE RECEIVED BY THE VOTING AGENT, THE ALTMAN GROUP, INC., BEFORE 5:00 P.M., EASTERN TIME, ON JULY 28, 1997, OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

 PLEASE NOTE: THE VOTING AGENT WILL NOT ACCEPT BALLOTS OR MASTER BALLOTS BY FACSIMILE TRANSMISSION.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, BALLOTS, DISCLOSURE STATEMENT, OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING
 AGENT, THE ALTMAN GROUP, INC., AT (212) 681-9600.
--------------------------------------------------------------------------------


                                       4
                                                                         4M1025
                                                                     46624E AG3

                 INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT

VOTING DEADLINE/VOTING AGENT:

  The Voting Deadline is 5:00 p.m., Eastern Time, on July 28, 1997, unless extended by JPS. To have the vote of your customers count, you must complete, sign, and return this Master Ballot so that it is received by the Voting
Agent: The Altman Group, Inc., 60 East 42nd Street, Suite 1241, New York, NY 10165 ((212) 681-9600), before the Voting Deadline.

HOW TO VOTE:

  IF YOU ARE BOTH THE REGISTERED OWNER AND BENEFICIAL OWNER OF ANY PRINCIPAL AMOUNT OF 10.25% NOTES AND YOU WISH TO VOTE SUCH 10.25% NOTES: You may complete, execute, and return to the Voting Agent either a 10.25% Note Ballot or a 10.25% Note Master Ballot.

  IF YOU ARE TRANSMITTING THE VOTES OF ANY BENEFICIAL OWNERS OF 10.25% NOTES OTHER THAN YOURSELF, YOU MAY EITHER:

  1. Complete and execute the 10.25% Note Ballot (other than Items 2 and 3) and deliver to the beneficial owner such "prevalidated" 10.25% Note Ballot, along with the Disclosure Statement and other materials requested to be forwarded. The beneficial owner should complete Items 2 and 3 of that Ballot and return the completed Ballot to the Voting Agent so as to be received before the Voting Deadline;

                                      OR

  2. For any 10.25% Note Ballots you do not "prevalidate":

     Deliver the 10.25% Note Ballot to the beneficial owner, along with the Disclosure Statement and other materials requested to be forwarded, and take the necessary actions to enable such beneficial owner to (i) complete and execute such Ballot voting to accept or reject the Plan, and (ii) return the complete, executed Ballot to you in sufficient time to enable you to complete the Master Ballot and deliver it to the Voting Agent before the Voting Deadline; and

    With respect to all 10.25% Note Ballots returned to you, you must properly complete the Master Ballot, as follows:

    a. Check the appropriate box in Item 1 on the Master Ballot;

    b. Indicate the votes to accept or reject the Plan in Item 2 of this Master Ballot, as transmitted to you by the beneficial owners of 10.25% Notes. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each beneficial owner and the assigned number). IMPORTANT: BENEFICIAL OWNERS MAY NOT SPLIT THEIR VOTES. EACH BENEFICIAL OWNER MUST VOTE ALL HIS, HER, OR ITS 10.25% NOTES AND 10.85% NOTES EITHER TO ACCEPT OR REJECT THE PLAN. IF ANY BENEFICIAL OWNER HAS ATTEMPTED TO SPLIT SUCH VOTE, PLEASE CONTACT THE VOTING AGENT IMMEDIATELY. Any Ballot or Master Ballot which is validly executed but which does not indicate acceptance or rejection of the Plan by the indicated beneficial owner will not be counted as to such beneficial owner;

    c. Please note that Item 3 of this Master Ballot requests that you transcribe the information provided by each beneficial owner from
       Item 3 of each completed 10.25% Note Ballot relating to other 10.25% Notes voted and to all 10.85% Notes voted;

    d. Review the certification in Item 4 of the Master Ballot;

    e. Sign and date the Master Ballot, and provide the remaining information requested;

                                                                         4M1025
                                                                     46624E AG3

    f. If additional space is required to respond to any item on the Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable Item of the Master Ballot to which you are responding;

    g. Contact the Voting Agent to arrange for delivery of the completed Master Ballot to its offices; and

    h. Deliver the completed, executed Master Ballot so as to be received by the Voting Agent before the Voting Deadline. For each completed, executed 10.25% Note Ballot returned to you by a beneficial owner, either forward such Ballot (along with your Master Ballot) to the Voting Agent or retain such 10.25% Note Ballot in your files for one year from the Voting Deadline.

PLEASE NOTE:

  THIS MASTER BALLOT IS NOT A LETTER OF TRANSMITTAL AND MAY NOT BE USED FOR ANY PURPOSE OTHER THAN TO CAST VOTES TO ACCEPT OR REJECT THE PLAN. Holders should not surrender, at this time, certificates representing their securities. Neither JPS nor the Voting Agent will accept delivery of any such certificates surrendered together with this Master Ballot. Surrender of securities for exchange may only be made by you, and will only be accepted pursuant to a letter of transmittal which will be furnished to you by JPS following confirmation of the Plan by the United States Bankruptcy Court.

  No Ballot or Master Ballot shall constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

  No fees or commissions or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan. We will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Ballots and other enclosed materials to the beneficial owners of 10.25% Notes held by you as a nominee or in a fiduciary capacity. We will also pay all transfer taxes, if any, applicable to the transfer and exchange of your securities pursuant to and following confirmation of the Plan.

-------------------------------------------------------------------------------
 NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR
 ANY OTHER PERSON THE AGENT OF JPS OR THE VOTING AGENT, OR AUTHORIZE YOU OR
 ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY
 OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE ENCLOSED DOCUMENTS.
--------------------------------------------------------------------------------

                                       6


                                                                         4M1025
                                                                     46624E AG3

-------------------------------------------------------------------------------
 IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, BALLOTS, DISCLOSURE STATEMENT, OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING AGENT, THE ALTMAN GROUP, INC., AT (212) 681-9600.
-------------------------------------------------------------------------------



                                                                          4M1025
                                                                      46624E AG3

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-------------------------------

IN RE


JPS TEXTILE GROUP, INC.,           CHAPTER 11 CASE NO.
                                   97 B

                   DEBTOR.


                                   TAX ID NO. 57-0868166
555 N. PLEASANTBURG DRIVE, SUITE 202
GREENVILLE, SC 29607

-------------------------------


                   MASTER BALLOT FOR ACCEPTING OR REJECTING
                        JOINT PLAN OF REORGANIZATION OF
                 JPS TEXTILE GROUP, INC. AND JPS CAPITAL CORP.
                    UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

              MASTER BALLOT FOR VOTING 7% SUBORDINATED DEBENTURES
                   (CLASS 5: SUBORDINATED DEBENTURE CLAIMS)

-------------------------------------------------------------------------------
 THE VOTING DEADLINE BY WHICH YOUR MASTER BALLOT MUST BE RECEIVED BY THE
 VOTING AGENT IS 5:00 P.M. EASTERN TIME ON JULY 28, 1997 OR THE VOTES REPRESENTED BY YOUR BALLOT WILL NOT BE COUNTED.
-------------------------------------------------------------------------------
This Master Ballot is to be used by you, as a broker, bank, or other nominee (or as their proxy holder or agent) (each of the foregoing, a "Nominee"), for beneficial owners of 7% Subordinated Debentures due May 15, 2000 (the "7% Subordinated Debentures") issued by JPS Textile Group, Inc. ("JPS"), to transmit the votes of such holders in respect of their 7% Subordinated Debentures to accept or reject the Joint Plan of Reorganization of JPS and JPS Capital Corp. Under Chapter 11 of the Bankruptcy Code (the "Plan") described in, and attached as Exhibit "1" to, the Disclosure Statement, dated June 25, 1997 (the "Disclosure Statement") provided to you. Before you transmit such votes, please review the Disclosure Statement carefully, including the Voting Procedures in Section VII.

The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you and the beneficial owners of 7% Subordinated Debentures for whom you are the Nominee if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that vote on the Plan, and by the holders of two-thirds in amount of equity security interests in each class that vote on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, AND DATE THIS MASTER BALLOT, AND RETURN IT SO THAT IT IS RECEIVED BY THE VOTING AGENT BEFORE THE VOTING DEADLINE OF 5:00 P.M., EASTERN TIME, ON JULY 28, 1997. IF THIS MASTER BALLOT IS NOT COMPLETED, SIGNED, AND TIMELY RECEIVED, THE VOTES TRANSMITTED BY THIS MASTER BALLOT WILL NOT BE COUNTED.

                                                                            5M7
                                                                     46624E AJ7

ITEM 1. CERTIFICATION OF AUTHORITY TO VOTE. The undersigned certifies that as of the June 20, 1997 record date, the undersigned (please check the applicable box):

[_] Is a broker, bank, or other nominee for the beneficial owners of the aggregate principal amount of 7% Subordinated Debentures listed in Item 2 below, and is the registered holder of such securities, or

[_] Is acting under a power of attorney and/or agency (a copy of which will be provided upon request) granted by a broker, bank, or other nominee that is the registered holder of the aggregate principal amount of 7% Subordinated Debentures listed in Item 2 below, or

[_] Has been granted a proxy (an original of which is attached hereto) from a broker, bank, or other nominee that is the registered holder of the aggregate principal amount of 7% Subordinated Debentures listed in Item 2 below, and accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the beneficial owners of the 7% Subordinated Debentures described in Item 2 below.

ITEM 2. CLASS 5 (SUBORDINATED DEBENTURE CLAIMS) VOTE. The undersigned transmits the following votes of beneficial owners in respect of their 7% Subordinated Debentures, and certifies that the following beneficial owners of 7% Subordinated Debentures, as identified by their respective customer account numbers set forth below, are beneficial owners of such securities as of the June 20, 1997 record date and have delivered to the undersigned, as Nominee, Ballots casting such votes (Indicate in the appropriate column the aggregate principal amount voted for each account, or attach such information to this Master Ballot in the form of the following table. Please note:
        Each beneficial owner must vote all his, her, or its Class 5 claims (7% Subordinated Debentures) either to accept or reject the Plan, and may not split such vote.):


-------------------------------------------------------------------------------
   YOUR CUSTOMER ACCOUNT    PRINCIPAL AMOUNT OF 7%        PRINCIPAL AMOUNT OF 7%
      NUMBER FOR EACH       SUBORDINATED DEBENTURES       SUBORDINATED DEBENTURES
  BENEFICIAL OWNER OF 7%      VOTED TO ACCEPT THE           VOTED TO REJECT THE
  SUBORDINATED DEBENTURES            PLAN                          PLAN
---------------------------------------------------------------------------------
   1.                             $                    OR      $
---------------------------------------------------------------------------------
   2.                             $                    OR      $
---------------------------------------------------------------------------------
   3.                             $                    OR      $
---------------------------------------------------------------------------------
   4.                             $                    OR      $
---------------------------------------------------------------------------------
   5.                             $                    OR      $
---------------------------------------------------------------------------------
   6.                             $                    OR      $
---------------------------------------------------------------------------------
   7.                             $                    OR      $
---------------------------------------------------------------------------------
   8.                             $                    OR      $
---------------------------------------------------------------------------------
   9.                             $                    OR      $
---------------------------------------------------------------------------------
  10.                             $                    OR      $
---------------------------------------------------------------------------------
    TOTALS:                        $                            $
-------------------------------------------------------------------------------------


                                                                            5M7
                                                                     46624E AJ7

ITEM 3. CERTIFICATION AS TO TRANSCRIPTION OF INFORMATION FROM ITEM 3 AS TO OTHER 7% SUBORDINATED DEBENTURES VOTED BY BENEFICIAL OWNERS. The undersigned certifies that the undersigned has transcribed in the following table the information, if any, provided by beneficial owners in Item 3 of the 7% Subordinated Debenture Ballots, identifying any other 7% Subordinated Debentures for which such beneficial owners have submitted other Ballots:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT OF
                                                               NAME OF REGISTERED       OTHER 7% SUBORDINATED
          YOUR CUSTOMER               ACCOUNT NUMBER           HOLDER OR NOMINEE           DEBENTURES VOTED
          ACCOUNT NUMBER
    FOR EACH BENEFICIAL OWNER   (TRANSCRIBE FROM ITEM 3 OF (TRANSCRIBE FROM ITEM 3 OF (TRANSCRIBE FROM ITEM 3 OF
       WHO COMPLETED ITEM 3     7% SUBORDINATED DEBENTURE  7% SUBORDINATED DEBENTURE  7% SUBORDINATED DEBENTURE
      OF THE 7% SUBORDINATED             BALLOT)                    BALLOT)                    BALLOT)
-----------------------------------------------------------------------------------------------------------------------------------
   1.                                                                                        $
-----------------------------------------------------------------------------------------------------------------------------------
   2.                                                                                        $
-----------------------------------------------------------------------------------------------------------------------------------
   3.                                                                                        $
-----------------------------------------------------------------------------------------------------------------------------------
   4.                                                                                        $
-----------------------------------------------------------------------------------------------------------------------------------
   5.                                                                                        $
-----------------------------------------------------------------------------------------------------------------------------------
   6.                                                                                        $
-----------------------------------------------------------------------------------------------------------------------------------
   7.                                                                                        $
-----------------------------------------------------------------------------------------------------------------------------------
   8.                                                                                        $
-----------------------------------------------------------------------------------------------------------------------------------
   9.                                                                                        $
-----------------------------------------------------------------------------------------------------------------------------------
  10.                                                                                        $
-----------------------------------------------------------------------------------------------------------------------------------


                                                                             5M7
                                                                      46624E AJ7

ITEM 4. CERTIFICATION. By signing this Master Ballot, the undersigned certifies that each beneficial owner of 7% Subordinated Debentures listed in Item 2, above, has been provided with a copy of the Disclosure Statement, including the exhibits thereto, and acknowledges that the solicitation of votes is subject to all the terms and conditions set forth in the Disclosure Statement.


                         Name of Broker, Bank, or Other Nominee:
                         ______________________________________________________
                                             (Print or Type)

                         Name of Proxy Holder or Agent for Broker, Bank, or Other Nominee (if applicable):
                         ______________________________________________________
                                             (Print or Type)

                         Social Security or Federal Tax I.D. No.: _____________
                                                              (If Applicable)

                         Signature: ___________________________________________

                         By: __________________________________________________
                                             (If Appropriate)

                         Title: _______________________________________________
                                             (If Appropriate)

                         Street Address: ______________________________________

                         City, State, Zip Code: _______________________________


                         Telephone Number: (  )________________________________

                         Date Completed: ______________________________________

------------------------------------------------------------------------------
 THIS MASTER BALLOT MUST BE RECEIVED BY THE VOTING AGENT, THE ALTMAN GROUP, INC., BEFORE 5:00 P.M., EASTERN TIME, ON JULY 28, 1997, OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

 PLEASE NOTE: THE VOTING AGENT WILL NOT ACCEPT BALLOTS OR MASTER BALLOTS BY FACSIMILE TRANSMISSION.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, BALLOTS, DISCLOSURE STATEMENT, OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING
 AGENT, THE ALTMAN GROUP, INC., AT (212) 681-9600.
-------------------------------------------------------------------------------

                                                                            5M7
                                                                     46624E AJ7

                 INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT

VOTING DEADLINE/VOTING AGENT:

  The Voting Deadline is 5:00 p.m., Eastern Time, on July 28, 1997, unless extended by JPS. To have the vote of your customers count, you must complete, sign, and return this Master Ballot so that it is received by the Voting
Agent: The Altman Group, Inc., 60 East 42nd Street, Suite 1241, New York, NY 10165 ((212) 681-9600), before the Voting Deadline.

HOW TO VOTE:

  IF YOU ARE BOTH THE REGISTERED OWNER AND BENEFICIAL OWNER OF ANY PRINCIPAL AMOUNT OF 7% SUBORDINATED DEBENTURES AND YOU WISH TO VOTE SUCH 7% SUBORDINATED
DEBENTURES: You may complete, execute, and return to the Voting Agent either a 7% Subordinated Debenture Ballot or a 7% Subordinated Debenture Master Ballot.

  IF YOU ARE TRANSMITTING THE VOTES OF ANY BENEFICIAL OWNERS OF 7% SUBORDINATED DEBENTURES OTHER THAN YOURSELF, YOU MAY EITHER:

  1. Complete and execute the 7% Subordinated Debenture Ballot (other than Items 2 and 3) and deliver to the beneficial owner such "prevalidated" 7% Subordinated Debenture Ballot, along with the Disclosure Statement and other materials requested to be forwarded. The beneficial owner should complete Items 2 and 3 of that Ballot and return the completed Ballot to the Voting Agent so as to be received before the Voting Deadline;

                                      OR

  2. For any 7% Subordinated Debenture Ballots you do not "prevalidate":

    Deliver the 7% Subordinated Debenture Ballot to the beneficial owner, along with the Disclosure Statement and other materials requested to be forwarded, and take the necessary actions to enable such beneficial owner to (i) complete and execute such Ballot voting to accept or reject the Plan, and (ii) return the complete, executed Ballot to you in sufficient time to enable you to complete the Master Ballot and deliver it to the Voting Agent before the Voting Deadline; and

    With respect to all 7% Subordinated Debenture Ballots returned to you, you must properly complete the Master Ballot, as follows:

    a. Check the appropriate box in Item 1 on the Master Ballot;

    b. Indicate the votes to accept or reject the Plan in Item 2 of this Master Ballot, as transmitted to you by the beneficial owners of 7% Subordinated Debentures. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each beneficial owner and the assigned number). IMPORTANT: BENEFICIAL OWNERS MAY NOT SPLIT THEIR VOTES. EACH BENEFICIAL OWNER MUST VOTE ALL HIS, HER, OR ITS 7% SUBORDINATED DEBENTURES EITHER TO ACCEPT OR REJECT THE PLAN. IF ANY BENEFICIAL OWNER HAS ATTEMPTED TO SPLIT SUCH VOTE, PLEASE CONTACT THE VOTING AGENT IMMEDIATELY. Any Ballot or Master Ballot which is validly executed but which does not indicate acceptance or rejection of the Plan by the indicated beneficial owner will not be counted as to such beneficial owner;

    c. Please note that Item 3 of this Master Ballot requests that you transcribe the information provided by each beneficial owner from
       Item 3 of each completed 7% Subordinated Debenture Ballot relating to other 7% Subordinated Debentures voted;

    d. Review the certification in Item 4 of the Master Ballot;

    e. Sign and date the Master Ballot, and provide the remaining information requested;

                                                                            5M7
                                                                     46624E AJ7

    f. If additional space is required to respond to any item on the Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable Item of the Master Ballot to which you are responding;

    g. Contact the Voting Agent to arrange for delivery of the completed Master Ballot to its offices; and

    h. Deliver the completed, executed Master Ballot so as to be received by the Voting Agent before the Voting Deadline. For each completed, executed 7% Subordinated Debenture Ballot returned to you by a beneficial owner, either forward such Ballot (along with your Master Ballot) to the Voting Agent or retain such 7% Subordinated Debenture Ballot in your files for one year from the Voting Deadline.

PLEASE NOTE:

  THIS MASTER BALLOT IS NOT A LETTER OF TRANSMITTAL AND MAY NOT BE USED FOR ANY PURPOSE OTHER THAN TO CAST VOTES TO ACCEPT OR REJECT THE PLAN. Holders should not surrender, at this time, certificates representing their securities. Neither JPS nor the Voting Agent will accept delivery of any such certificates surrendered together with this Master Ballot. Surrender of securities for exchange may only be made by you and will only be accepted pursuant to a letter of transmittal which will be furnished to you by JPS following confirmation of the Plan by the United States Bankruptcy Court.

  No Ballot or Master Ballot shall constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

  No fees or commissions or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan. We will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Ballots and other enclosed materials to the beneficial owners of 7% Subordinated Debentures held by you as a nominee or in a fiduciary capacity. We will also pay all transfer taxes, if any, applicable to the transfer and exchange of your securities pursuant to and following confirmation of the Plan.

-------------------------------------------------------------------------------
 NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR
 ANY OTHER PERSON THE AGENT OF JPS OR THE VOTING AGENT, OR AUTHORIZE YOU OR
 ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE ENCLOSED DOCUMENTS.
-------------------------------------------------------------------------------

                                                                            5M7
                                                                     46624E AJ7

------------------------------------------------------------------------------
 IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, BALLOTS, DISCLOSURE STATEMENT, OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING AGENT, THE ALTMAN GROUP, INC., AT (212) 681-9600.
------------------------------------------------------------------------------







                                                                             5M7
                                                                      46624E AJ7

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-------------------------------

IN RE


JPS TEXTILE GROUP, INC.,           CHAPTER 11 CASE NO.

                                   97 B
                  DEBTOR.


                                   TAX ID NO. 57-0868166
555 N. PLEASANTBURG DRIVE, SUITE 202
GREENVILLE, SC 29607

-------------------------------


                   MASTER BALLOT FOR ACCEPTING OR REJECTING
                        JOINT PLAN OF REORGANIZATION OF
                 JPS TEXTILE GROUP, INC. AND JPS CAPITAL CORP.
                    UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

              MASTER BALLOT FOR VOTING OLD SENIOR PREFERRED STOCK
                  (CLASS 8: SENIOR PREFERRED STOCK INTERESTS)

-----------------------------------------------------------------------------
 THE VOTING DEADLINE BY WHICH YOUR MASTER BALLOT MUST BE RECEIVED BY THE VOTING AGENT IS 5:00 P.M. EASTERN TIME ON JULY 28, 1997 OR THE VOTES REPRESENTED BY YOUR BALLOT WILL NOT BE COUNTED.
-----------------------------------------------------------------------------

This Master Ballot is to be used by you, as a broker, bank, or other nominee (or as their proxy holder or agent) (each of the foregoing, a "Nominee"), for beneficial owners of Series A Senior Preferred Stock (the "Old Senior Preferred Stock") issued by JPS Textile Group, Inc. ("JPS"), to transmit the votes of such holders in respect of their shares of Old Senior Preferred Stock to accept or reject the Joint Plan of Reorganization of JPS and JPS Capital Corp. Under Chapter 11 of the Bankruptcy Code (the "Plan") described in, and attached as Exhibit "1" to, the Disclosure Statement, dated June 25, 1997 (the "Disclosure Statement") provided to you. Before you transmit such votes, please review the Disclosure Statement carefully, including the Voting Procedures in Section VII.

The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you and the beneficial owners of Old Senior Preferred Stock for whom you are the Nominee if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that vote on the Plan, and by the holders of two-thirds in amount of equity security interests in each class that vote on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, AND DATE THIS MASTER BALLOT, AND RETURN IT SO THAT IT IS RECEIVED BY THE VOTING AGENT BEFORE THE VOTING DEADLINE OF 5:00 P.M., EASTERN TIME, ON JULY 28, 1997. IF THIS MASTER BALLOT IS NOT COMPLETED, SIGNED, AND TIMELY RECEIVED, THE VOTES TRANSMITTED BY THIS MASTER BALLOT WILL NOT BE COUNTED.


                                                                           8MSP
                                                                     46624E 306

ITEM 1. CERTIFICATION OF AUTHORITY TO VOTE. The undersigned certifies that as of the June 20, 1997 record date, the undersigned (please check the applicable box):

[_] Is a broker, bank, or other nominee for the beneficial owners of the aggregate number of shares of Old Senior Preferred Stock listed in Item 2 below, and is the registered holder of such securities, or

[_] Is acting under a power of attorney and/or agency (a copy of which will be provided upon request) granted by a broker, bank, or other nominee that is the registered holder of the aggregate number of shares of Old Senior Preferred Stock listed in Item 2 below, or

[_] Has been granted a proxy (an original of which is attached hereto) from a broker, bank, or other nominee that is the registered holder of the aggregate number of shares of Old Senior Preferred Stock listed in Item 2 below, and accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the beneficial owners of the shares of Old Senior Preferred Stock described in Item 2 below.

ITEM 2. CLASS 8 (SENIOR PREFERRED STOCK INTERESTS) VOTE. The undersigned transmits the following votes of beneficial owners in respect of their shares of Old Senior Preferred Stock, and certifies that the following beneficial owners of Old Senior Preferred Stock, as identified by their respective customer account numbers set forth below, are beneficial owners of such securities as of the June 20, 1997 record date and have delivered to the undersigned, as Nominee, Ballots casting such votes (Indicate in the appropriate column the aggregate principal amount voted for each account, or attach such information to this Master Ballot in the form of the following table. Please note:
        Each beneficial owner must vote all his, her, or its Class 8 interests (Old Senior Preferred Stock) either to accept or reject the Plan, and may not split such vote.):


    YOUR CUSTOMER ACCOUNT   NUMBER OF SHARES OF OLD     NUMBER OF SHARES OF OLD
       NUMBER FOR EACH      SENIOR PREFERRED STOCK      SENIOR PREFERRED STOCK
   BENEFICIAL OWNER OF OLD    VOTED TO ACCEPT THE         VOTED TO REJECT THE
   SENIOR PREFERRED STOCK            PLAN                        PLAN
-----------------------------------------------------------------------------------
  1.                                                 OR
-----------------------------------------------------------------------------------
  2.                                                 OR
-----------------------------------------------------------------------------------
  3.                                                 OR
-----------------------------------------------------------------------------------
  4.                                                 OR
-----------------------------------------------------------------------------------
  5.                                                 OR
-----------------------------------------------------------------------------------
  6.                                                 OR
-----------------------------------------------------------------------------------
  7.                                                 OR
-----------------------------------------------------------------------------------
  8.                                                 OR
-----------------------------------------------------------------------------------
  9.                                                 OR
-----------------------------------------------------------------------------------
  10.                                                OR
-----------------------------------------------------------------------------------
    TOTALS:
-----------------------------------------------------------------------------------

                                       2


                                                                           8MSP
                                                                     46624E 306

ITEM 3. CERTIFICATION. By signing this Master Ballot, the undersigned certifies that each beneficial owner of Old Senior Preferred Stock listed in Item 2, above, has been provided with a copy of the Disclosure Statement, including the exhibits thereto, and acknowledges that the solicitation of votes is subject to all the terms and conditions set forth in the Disclosure Statement.

                         Name of Broker, Bank, or Other Nominee:

                         ______________________________________________________
                                             (Print or Type)

                         Name of Proxy Holder or Agent for Broker, Bank, or Other Nominee (if applicable):

                         ______________________________________________________
                                             (Print or Type)

                         Social Security or Federal Tax I.D. No.: _____________
                                                          (If Applicable)

                         Signature: ___________________________________________

                         By: __________________________________________________
                                             (If Appropriate)

                         Title: _______________________________________________
                                             (If Appropriate)

                         Street Address: ______________________________________

                         City, State, Zip Code: _______________________________


                         Telephone Number:(  ) ________________________________

                         Date Completed: ______________________________________

                                                                           8MSP
                                                                     46624E 306

-----------------------------------------------------------------------------
 THIS MASTER BALLOT MUST BE RECEIVED BY THE VOTING AGENT, THE ALTMAN GROUP, INC., BEFORE 5:00 P.M., EASTERN TIME, ON JULY 28, 1997, OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

 PLEASE NOTE: THE VOTING AGENT WILL NOT ACCEPT BALLOTS OR MASTER BALLOTS BY FACSIMILE TRANSMISSION.
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 IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING
 PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, BALLOTS, DISCLOSURE STATEMENT, OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING AGENT, THE ALTMAN GROUP, INC., AT (212) 681-9600.
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                 INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT

VOTING DEADLINE/VOTING AGENT:

  The Voting Deadline is 5:00 p.m., Eastern Time, on July 28, 1997, unless extended by JPS. To have the vote of your customers count, you must complete, sign, and return this Master Ballot so that it is received by the Voting
Agent: The Altman Group, Inc., 60 East 42nd Street, Suite 1241, New York, NY 10165 ((212) 681-9600), before the Voting Deadline.

HOW TO VOTE:

  IF YOU ARE BOTH THE REGISTERED OWNER AND BENEFICIAL OWNER OF ANY SHARES OF OLD SENIOR PREFERRED STOCK AND YOU WISH TO VOTE SUCH SHARES OF OLD SENIOR PREFERRED STOCK: You may complete, execute, and return to the Voting Agent either an Old Senior Preferred Stock Ballot or an Old Senior Preferred Stock Master Ballot.

  IF YOU ARE TRANSMITTING THE VOTES OF ANY BENEFICIAL OWNERS OF OLD SENIOR PREFERRED STOCK OTHER THAN YOURSELF, YOU MAY EITHER:


  1. Complete and execute the Old Senior Preferred Stock Ballot (other than
     Item 2) and deliver to the beneficial owner such "prevalidated" Old Senior Preferred Stock Ballot, along with the Disclosure Statement and other materials requested to be forwarded. The beneficial owner should complete Item 2 of that Ballot and return the completed Ballot to the Voting Agent so as to be received before the Voting Deadline;

                                      OR

  2. For any Old Senior Preferred Stock Ballots you do not "prevalidate":

    Deliver the Old Senior Preferred Stock Ballot to the beneficial owner, along with the Disclosure Statement and other materials requested to be forwarded, and take the necessary actions to enable such beneficial owner to (i) complete and execute such Ballot voting to accept or reject the Plan, and (ii) return the complete, executed Ballot to you in sufficient time to enable you to complete the Master Ballot and deliver it to the Voting Agent before the Voting Deadline; and

    With respect to all Old Senior Preferred Stock Ballots returned to you, you must properly complete the Master Ballot, as follows:

    a. Check the appropriate box in Item 1 on the Master Ballot;

    b. Indicate the votes to accept or reject the Plan in Item 2 of this Master Ballot, as transmitted to you by the beneficial owners of Old Senior Preferred Stock. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each beneficial owner and the assigned number). IMPORTANT: BENEFICIAL OWNERS MAY NOT SPLIT THEIR VOTES. EACH BENEFICIAL OWNER MUST VOTE ALL HIS, HER, OR ITS SHARES OF OLD SENIOR PREFERRED STOCK EITHER TO ACCEPT OR REJECT THE PLAN. IF ANY BENEFICIAL OWNER HAS ATTEMPTED TO SPLIT SUCH VOTE, PLEASE CONTACT THE VOTING AGENT IMMEDIATELY. Any Ballot or Master Ballot which is validly executed but which does not indicate acceptance or rejection of the Plan by the indicated beneficial owner will not be counted as to such beneficial owner;

    c. Review the certification in Item 3 of the Master Ballot;

    d. Sign and date the Master Ballot, and provide the remaining information requested;

    e. If additional space is required to respond to any item on the Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable Item of the Master Ballot to which you are responding;

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


    f. Contact the Voting Agent to arrange for delivery of the completed Master Ballot to its offices; and

    g. Deliver the completed, executed Master Ballot so as to be received by the Voting Agent before the Voting Deadline. For each completed, executed Old Senior Preferred Stock Ballot returned to you by a beneficial owner, either forward such Ballot (along with your Master Ballot) to the Voting Agent or retain such Old Senior Preferred Stock Ballot in your files for one year from the Voting Deadline.

PLEASE NOTE:

  THIS MASTER BALLOT IS NOT A LETTER OF TRANSMITTAL AND MAY NOT BE USED FOR ANY PURPOSE OTHER THAN TO CAST VOTES TO ACCEPT OR REJECT THE PLAN. Holders should not surrender, at this time, certificates representing their securities. Neither JPS nor the Voting Agent will accept delivery of any such certificates surrendered together with this Master Ballot. Surrender of securities for exchange may only be made by you, and will only be accepted pursuant to a letter of transmittal which will be furnished to you by JPS following confirmation of the Plan by the United States Bankruptcy Court.

  No Ballot or Master Ballot shall constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

  No fees or commissions or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan. We will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Ballots and other enclosed materials to the beneficial owners of Old Senior Preferred Stock held by you as a nominee or in a fiduciary capacity. We will also pay all transfer taxes, if any, applicable to the transfer and exchange of your securities pursuant to and following confirmation of the Plan.

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 NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR
 ANY OTHER PERSON THE AGENT OF JPS OR THE VOTING AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE ENCLOSED DOCUMENTS.
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



------------------------------------------------------------------------------
 IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER BALLOT, BALLOTS, DISCLOSURE STATEMENT, OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING AGENT, THE ALTMAN GROUP, INC., AT (212) 681-9600.
------------------------------------------------------------------------------


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